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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                       Date of Report: September 25, 1996
                       (Date of earliest event reported)



                           COCA-COLA ENTERPRISES INC.
             (Exact name of Registrant as specified in its charter)


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
   DELAWARE                               1-9300                           58-0503352
   (State of                      (Commission File No.)                  (IRS Employer
incorporation)                                                        Identification No.)
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                2500 WINDY RIDGE PARKWAY, ATLANTA, GEORGIA 30339
          (Address of principal executive offices, including zip code)



                                 (770) 989-3000
              (Registrant's telephone number, including area code)
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            ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

            (c)  Exhibits

            1.01       Underwriting Agreement, dated as of September  25, 1996.

            1.02 Terms Agreement, dated September 25, 1996, among the Registrant, Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated relating to the offer and sale of Debentures due October 1, 2026 (the "Debentures").

            4.01       Form of the Debentures.

                                      2
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                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          COCA-COLA ENTERPRISES INC.
                                                   (Registrant)


                                          By:/s/  Lowry F. Kline
                                             -----------------------
                                          Name:   Lowry F. Kline
                                          Title:  General Counsel


Date: September 30, 1996

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                                    Exhibits



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
  Document                                                    Page. No.
  --------                                                    ---------
  1.01 Underwriting Agreement, dated as of September  25,
       1996.

  1.02 Terms Agreement, dated September 25, 1996, among the Registrant, Lehman Brothers Inc. and Morgan
       Stanley & Co. Incorporated relating to the offer and sale of Debentures due October 1, 2026 (the
       "Debentures").
  4.01 Form of the Debentures.

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